UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K/A

(Amendment No. 1)

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 24, 2026

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Z Squared Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 South Andrews Ave., Suite #700 Fort Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)

954-400-9994

(Registrant’s telephone number, including area code)

Coeptis Therapeutics Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZSQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Z Squared Inc. (formerly known as Coeptis Therapeutics Holdings, Inc.), a Delaware corporation (the “Company”), to amend the Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on April 30, 2026 (the “Original Report”), which reported, among other things, the completion on April 24, 2026 (the “Closing Date”) of the merger of CP Merger Sub, Inc., a Wyoming corporation and wholly owned direct subsidiary of the Company, with and into Z Squared Inc., a Wyoming corporation (“Z Squared Wyoming”), with Z Squared Wyoming surviving the merger as a wholly owned subsidiary of the Company and changing its name to Z Squared OpCo Inc. (“OpCo”) (the “Merger”). The Merger is being accounted for as a reverse acquisition under ASC 805-40, with OpCo treated as the accounting acquirer for financial reporting purposes.

This Amendment is being filed for the purpose of (i) providing the financial statements of the business acquired required by Item 9.01(a) of Form 8-K that were not included in the Original Report in reliance on the provisions of Item 9.01(a)(4) of Form 8-K, which permitted such financial statements to be filed by amendment to the Original Report not later than 71 calendar days after the date that the Original Report was required to be filed, and (ii) supplementing and updating the unaudited pro forma condensed combined financial information previously filed as Exhibit 99.1 to the Original Report to include unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2026, which reflects the historical financial information of the legal acquirer for the most recent interim period and which was not available at the time the Original Report was filed.

Except as set forth herein, no other modifications are being made to the Original Report. This Amendment does not amend, modify or update any other disclosures contained in the Original Report, and the information contained in the Original Report has not been otherwise updated to reflect events occurring after the date of the Original Report. Accordingly, this Amendment should be read in conjunction with the Original Report and the Company’s other filings with the Securities and Exchange Commission.

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Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of Z Squared Inc. (now known as Z Squared OpCo Inc.), a Wyoming corporation as of December 31, 2025 and 2024 and for the years then ended, together with the report of OpCo’s independent registered public accounting firm thereon, are filed as Exhibit 99.1 hereto and are incorporated herein by reference. The audited financial statements of Z Squared Inc., a Wyoming corporation (now known as Z Squared OpCo Inc.), as of December 31, 2025 and 2024 and for the years then ended, together with the report of its independent registered public accounting firm thereon, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The Original Report included as Exhibit 99.1 thereto unaudited pro forma condensed combined financial information of the Company giving effect to the Merger and the related transactions (including the contribution and spin-out transaction involving Coeptis Holdings, Inc. described in the Original Report) as of and for the year ended December 31, 2025. The unaudited pro forma condensed combined financial information filed as Exhibit 99.3 hereto supplements and updates the pro forma information included in the Original Report and includes unaudited pro forma condensed combined balance sheet information as of March 31, 2026 and unaudited pro forma condensed combined statement of operations information for the three months ended March 31, 2026 and for the year ended December 31, 2025, together with the related notes thereto. Exhibit 99.3 is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Stephano Slack LLC, independent registered public accounting firm
99.1	Audited financial statements of Z Squared OpCo Inc. (formerly know as Z Squared Inc.) as of December 31, 2025 and 2024 and for the years then ended
99.2	Unaudited condensed financial statements of Z Squared Inc. (formerly known as Coeptis Therapeutics Holdings, Inc.) as of March 31, 2026 and for the three months ended March 31, 2026 and 2025
99.3	Unaudited pro forma condensed combined financial information of Z Squared Inc. (formerly known as Coeptis Therapeutics Holdings, Inc.) as of March 31, 2026 and for the three months ended March 31, 2026 and the year ended December 31, 2025
99.4	Unaudited pro forma condensed combined financial information of Z Squared Inc. (formerly known as Coeptis Therapeutics Holdings, Inc.) for the the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Z SQUARED INC.

Date: June 1, 2026	By: /s/ David Halabu
Name: David Halabu
Title: Co-Chief Executive Officer

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